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PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A REQUEST FOR
CONFIDENTIAL TREATMENT

Exhibit 10.23

STRATEGIC ALLIANCE AGREEMENT AMENDMENT 3

    The Strategic Alliance Agreement ("SAA") between and amongst SAP AG ("SAP AG"), SAP Markets ("Markets"), Inc. collectively "SAP") and Commerce One, Inc. dated September 18, 2000, as amended, is hereby amended by the addition of this attached Amendment No. 3 ("Amendment") as of June 29, 2001 (the "Effective Date"). All defined terms set forth in the SAA shall apply to this Amendment. The terms contained in this Amendment, together with the terms contained in the SAA, as amended, shall govern SAP's use of the software provided under this Schedule. If any conflict occurs between the provisions of the SAA and this Amendment No. 3, the specific definitions, terms and conditions of this Amendment shall govern. Unless specifically set forth as a modification to the original SAA in this Amendment, all other terms and conditions of the SAA shall remain in full force and effect and shall govern all aspects of this Amendment and the relationship between the Parties contemplated herein.

1.
PURPOSE

  To further clarify the rights and obligations under the SAA and for the purpose of expanding the right to include the C1 Technology (as delivered by Commerce One to SAP as part of the Joint Offering) as part of a [****] branded solution, the Parties wish to amend the SAA including expansion of the licensing arrangements among the Parties to include the right [****]. Without limiting the foregoing, this Amendment shall enable SAP to offer all or a more limited set of scenarios than the full set of the scenarios provided as part of the Joint Offering.

2.
LICENSE

    2.1  Scope of Grant.

2.1.1	Beginning on the Effective Date, Commerce One hereby agrees to amend Section 15.1.1 of the SAA to include the right of SAP AG to incorporate the C1 Technology delivered by Commerce One as part of the Joint Offering as part of a [****] license under the terms and conditions set forth herein and subject to the same restrictions set forth in Section 15 of the SAA (for purposes of this Amendment such license of any of the C1 Technology hereunder by SAP AG shall be referred to as the "Exchange Engine" herein). Commerce One further grants SAP AG a terminable, non-exclusive, non-transferable license to use, copy, distribute and sublicense (directly or indirectly) the Documentation in connection with licenses of the Exchange Engine.
2.1.2	[****]. For purposes of this Amendment, a Public E-Marketplace shall mean any open, for-profit, service bureau offering to buyers, suppliers, and trading partners.
The Parties agree to cooperate to define the customer licensing restrictions with respect to this Section 2.1.2 within thirty (30) days of the Effective Date of this Amendment.

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

  2.2
  Trademarks, License By Commerce One.  Commerce One hereby grants SAP, for the Term of this Amendment, a limited, non-transferable, non-exclusive license to use COMMERCE ONE and Logo mark in connection with the licenses granted herein, subject to Commerce One's Branding and Style Guidelines which may be published at http://www.commerceone.com from time to time. Except as set forth in this Section, nothing in this Schedule shall grant or shall be deemed to grant to SAP any right, title or interest in or to the Commerce One's trademarks. All uses of Commerce One's trademarks by SAP shall inure to the benefit of Commerce One. At no time during or after the Term shall SAP challenge or assist others to challenge the Commerce One trademarks (except to the extent such restriction is prohibited by applicable law) or the registration thereof or attempt to register any trademarks, marks or trade names confusingly similar to those of Commerce One, EXCEPT AS EXPLICITLY SET FORTH IN THIS AMENDMENT, [****], EXCEPT AS OTHERWISE SET FORTH IN THE SAA.

  2.3
  Term & Termination.  This Amendment shall become effective as of the Effective Date as set forth above and shall continue in effect for a term coterminous with that of the SAA.

  2.4
  No Obligations.  Except as otherwise explicitly provided in this Amendment and subject to any rights or obligations which have accrued prior to termination, neither Party shall have any further obligation beyond those obligations set forth in the SAA upon termination of this Amendment for any reason.

  2.5
  Maintenance & Support.  Commerce One shall provide [****] support (as defined in the SAA, the joint SLA agreed to by the parties and relevant amendments) and Updates and Upgrades for the Exchange Engine licensed by SAP AG subject to the payments referenced below.

    In consideration of such maintenance and support provided by Commerce One for the Exchange Engine licenses, SAP shall pay to Commerce One [****].

    Following any expiration or termination of this Amendment, Commerce One shall continue to provide maintenance and support consistent with the post-termination rights in the SAA including, but not limited to, providing Updates and Upgrades for the Exchange Engine for a period of [****] from termination of this Amendment subject to payment of the appropriate maintenance and support fees.

3.
ROYALTIES

3.1
All royalties paid under this provision shall be separate and distinct from the royalty reporting and sharing obligations and provisions set forth in the SAA. The payment of such royalties, however, shall be subject to the relevant provisions in the SAA.

3.2
Upon the completion of any license agreements by SAP for the Exchange Engines or additional users for the Exchange Engines, SAP shall pay to Commerce One [****] (for the initial Exchange Engine license only) as defined in Exhibit A. For purposes of this calculation [****] in respect of the [****] revenues as mandated under SEC or GAAP requirements, [****]. Any credits extended to customers in consideration for [****] software license agreement shall be added back in the calculation of amounts actually charged to customers for purposes of calculating [****]. An example of this calculation is reflected in Exhibit C hereto. [****]. For purposes of calculating [****] License Fees in any given [****] transaction hereunder, [****] across such mySAP.com transaction.

3.3
The Parties agree to reconsider these royalty terms on or about every six (6) month anniversary of the Effective Date of this Amendment [****].

3.4
The Parties agree that they will revise the [****] executed on April 12, 2001 in accordance with [****] to this [****].

  3.5
  In the event that Commerce One reduces its [****] rate for [****] in a way that would impact the [****], Commerce One [****].

4.
ROYALTY REPORTS; ACCESS TO DOCUMENTS SUPPORTING ROYALTY REPORTS

  The Parties agree to define the format of the royalty report required under the SAA and a process for providing a certification and supporting documentation for such royalty report within sixty (60) days of the Effective Date of this Amendment.

5.
RESTATEMENT OF PRIOR OBLIGATIONS

  [****].

6.
ENTERPRISE PROCUREMENT

  [****].

7.
CALL OUTS

  Until such time as the parties have agreed to a cooperation model regarding [****], all "call-outs" on both sides must be registered in writing, in advance, with the Joint Call-Out Committee which shall be comprised of [****]. Any disputes on these call-outs which cannot be resolved on a timely basis by the Joint Call-Out Committee shall be escalated for resolution to the [****].

8.
JOINT PROMOTION OBLIGATIONS

8.1
Both Commerce One and SAPM will continue to promote and distribute the Joint Offering MarketSet 2.0 or later versions as "the joint product of SAPMarkets and Commerce One" to any customers or prospects for the Joint Offering.

8.2
The Parties shall agree within thirty (30) days of the Effective Date of this Amendment upon a mutually agreeable detailed marketing presence at each of [****]. The Parties agree that compliance with this provision is essential to [****] Amendment, and furthermore agree to [****].

8.3
The Parties shall agree within sixty (60) days of the Effective Date of this Amendment upon a mutually agreeable methodology for Commerce One for [****] which license [****] as joint customers.

9.
TEST, DEMONSTRATION, EVALUATION AND INTERNAL USE LICENSES.

9.1
Internal Use.  [****].

9.2
Evaluation.  [****].

9.3
Notwithstanding the foregoing, all such internal use and evaluation licenses are to be channeled through a single contact at SAPM and at Commerce One upon execution of a definitive evaluation license agreement.

9.4
The Parties shall agree within [****] of the Effective Date of this Amendment upon a [****].

10.
GENERAL AMENDMENTS TO SAA

10.1
Exclusivity Commitments.  [****].

10.2
Prepayments and Royalty Expiration.  [****].

10.3
Royalty Reporting.  Royalties payable by either Party to the other shall be reported on a monthly rather than a quarterly basis. Each Party shall include all reasonably necessary detail to allow the other Party to verify calculations made pursuant to such monthly royalty reports.

  10.4
  Training.  The training provisions in the SAA shall be amended to provide that each Party shall be responsible for preparation of its own training curriculum and materials for offering independent training to partners and customers with respect to the Joint Offering (and components thereto) and/or the Enterprise Buyer Software.

[****] Maintenance Revenue Splits.  The Parties shall agree within [****] of the Effective Date of this Amendment upon a mutually agreeable process for [****].

  10.5
  Professional Services.  The Parties hereby formally commit and agree to a [****] for offering professional services to customers of the Joint Offering and the Exchange Engines. Such [****] shall be mutually agreed upon, and the [****].

  10.6
  Escalation and Executive Review Process.  The Parties shall meet in good faith to discuss amendment of the escalation procedure set forth in the SAA to provide a more detailed escalation procedure for resolving conflicts in the alliance.

STRATEGIC ALLIANCE AGREEMENT AMENDMENT 3
Exhibit A

[****]

[****]

STRATEGIC ALLIANCE AGREEMENT AMENDMENT 3
Exhibit B

MarketSet Minimum Royalties
(see sheet 1 of attached spreadsheet)

[****]

[****]

STRATEGIC ALLIANCE AGREEMENT AMENDMENT 3
Exhibit C

Example of Exchange Engine Royalty Calculation
(see sheet 2 of attached spreadsheet)

Exhibit C to Amendment Number 3

Example for Calculation of Exchange Engine Royalties

[****]

    IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to enter into this Amendment effective on the Effective Date.

COMMERCE ONE, INC.	SAPMARKETS, INC.
By:	By:
Name:	Name:
Signature:	Signature:
Title:	Title:
SAP AG
By:
Name:
Title:
Signature:
SAP AG
By:
Name:
Title:
Signature:

    IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to enter into this Amendment effective on the Effective Date.

COMMERCE ONE, INC.	SAPMARKETS, INC.
By:	By:
Name:	Name:
Title:	Title:
SAP AG
By:
Name:
Title:
SAP AG
By:
Name:
Title:

    IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to enter into this Amendment effective on the Effective Date.

COMMERCE ONE, INC.	SAPMARKETS, INC.
By:	By:
Name:	Name:
Title:	Title:
SAP AG
By:
Name:
Title:
SAP AG
By:
Name:
Title:

Exhibit F: Support Agreement

Parties of the Support Agreement

  This is an exhibit to the strategic alliance agreement effective September 18, 2000.

  The support agreement is made between SAP AG, SAPMarkets and COMMERCE ONE. For the purposes of this agreement the term "SAP" is used if support responsibilities are undertaken jointly by SAP AG and SAPMarkets. For Commerce One and SAP AG SAPMarkets may serve as the only point of contact within the scope of this Agreement.

Definitions

Term	Definition
Case	A case is a valid request for technical support raised via the hotline, e-mail or support request form on the portal. This is an incident starting with the complete or partial malfunction of an element of the joint solution.
Action plan	An action plan contains the steps to be taken towards a solution. An action plan always includes timeframes.

Scope of the agreement

  SAP and COMMERCE ONE will cooperate together to provide support solutions for the joint marketplace solution.

Geographic Scope

  The geographic scope of this agreement extends to all countries in which the SAP/COMMERCE ONE joint marketplace software is installed.

Principle Commitments

  The support of the joint marketplace solution will be organized as follows: Level 1 is done by the customer, level 2 and level 3 see section "Support Level and Support Responsibilities".

  [****].

Terms of agreement

Support Agreement SAP/COMMERCE ONE

  The Parties named herewith agree to abide by the framework of cooperation outlined in this document.

  The parties agree to engage best effort in their endeavors to provide satisfactory services to the marketplace owner of the joint marketplaces.

  Regular reviews will be held on a monthly basis among the Global Support Managers of COMMERCE ONE and SAP to evaluate and improve upon the service performances of the undersigned.

Availability

    [****]

    [****]

Languages of Support

    [****]

  All cases that are transferred between SAP and COMMERCE ONE are in English. Translation into English will be done by the party who transfers the call.

Case Priorities

1	Very High	Vital business processes (e.g. Server/critical workflow down). A case is to be set as "Very High" when there is a breakdown of vital business processes on the Marketplace. The case requires immediate processing as the breakdown can result in significant financial losses.
2	High	Major functional issue (e.g. workflows down, login). A case is to be set as "high" when there is a major disruption of normal business processes.
3	Medium	Minor functional issue (e.g. content, bad links). A case is to be set as "medium" when there is a minor disruption or normal business processes.
4	Low	General information or request.

Support Agreement SAP/COMMERCE ONE

Support Levels

The Support for the joint solution is organized within three levels.

Level 1	•	Solve "how to" questions
	•	Solve system questions
	•	Search notes
	•	Clarify the problem
	•	Reproduce the problem
	•	Provide solution if possible
	•	Forward unsolved cases to level 2

Level 2	•	Analyze problem
	•	Determine component(s)
	•	Propose workaround
	•	Determine impact on the business
	•	Translate case into English, if it is passed to SAP or COMMERCE ONE
	•	Provide solution if possible
	•	Forward unsolved cases to appropriate group in level 3

Level 3	•	Fix bugs and create notes
	•	Deliver final resolution
	•	Translate case into English, if it is passed to SAP or COMMERCE ONE

Support Responsibilities

    The support responsibilities for products (see Appendix A) are designed as follows:

Level 1	Customer
Level 2	[****]
Level 3	[****]

The standard support interface to the customer is support level 2, if necessary level 3 will contact the customer directly.

[****]

[****]

Support Agreement SAP/COMMERCE ONE

Escalation procedures

    Escalation criteria

  The escalation procedure ("Escalation") will be followed if either party believes a Customer situation requires additional attention by the other party to resolve the problem. [****]

    a.
    [****]

    b.
    There is a significant impact to business operations or project implementation; and

    c.
    [****]

    Escalation processes

  Either party's escalation contact (see Appendix D) or support consultant may call the other party's Escalation contact. The parties agree that escalation contacts (see Appendix D) shall be available on a 24 hours, 7 days a week basis to handle emergency situations. Once a party requests Escalation a mutual action plan will be developed which defines the steps to resolve the customer's problem. The steps are at minimum:

    a.
    address resources or increase them if already addressed,

    b.
    define responsibilities for each action,

    c.
    expected completion date of each action,

    d.
    Contingency/next steps if desired results are not achieved

  This action plan will be modified by mutual agreement among the designated contacts as required by the situation. The parties agree that on each party's reasonable request the other party shall send support personnel to customer's site within 24 hours to resolve escalated customer cases. Such personnel shall be skilled in the minimum set of training described in Appendix C.

  [****]

  When both parties state that the problem is resolved or the situation no longer requires Escalation, the Escalation is closed. Each Party will exchange with the other party the final reports summarizing the actions taken and results of these actions, likelihood of problem recurrence and recommended future actions.

    Cost of Escalation

  [****]

Support Agreement SAP/COMMERCE ONE

Call Tracking System

  SAP and COMMERCE ONE will respectively provide access to their call tracking systems with the task that cases may be exchanged worldwide. [****]

Technical Support Information Database

  SAP and COMMERCE ONE will respectively provide access to their Technical Support Information Database. Each party posts any information about available patches and /or fixes into the table definitions.

  Each party shall grant the other party [****] to those portions of its technical/support information database that are required for the fulfillment of the support duties.

  Neither party may license, transfer, sell, loan, distribute or otherwise provide the other party's technical/support information database or any portion thereof, to any third party, unless expressly agreed to in writing in advance by the parties.

Proactive Services/Monitoring/ Remote connectivity

  SAP and COMMERCE ONE analyze rules and architecture for the integration of the existing proactive service tools, methods and technologies. The parties work together on the development of an integrated solution which has to be available [****].

  If SAP is the seller SAP will provide [****] as a component of the customer's maintenance contract. SAP will deliver [****] Support on-site as an operations audit prior to start of production. [****]

  If Commerce One is the seller SAP recommends that Commerce One also provides [****] as a component of the customer's maintenance contract to ensure high quality throughout the lifecycle.

Training

  SAP and COMMERCE ONE agree that there is a minimum set of training described in Appendix C. Each party provides [****]. Each respective support organization is responsible for its training.

Support Agreement SAP/COMMERCE ONE

Required Case Information

  When a case is transferred between the parties, the following information is provided:

General customer information:

•
Name of the customer company
•
Name of the person reporting the problem
•
Phone/Fax number of this contact person

Problem-specific information:

•
Software Release
•
Database type and release
•
System type (production, test system)
•
Description of impact to customer
•
Problem description
•
Description of initial problem analysis
•
Attachments
•
trace information, dumps
•
console information, system to system case analysis
•
notes sent to customer
•
name and phone number of support consultant transferring the call

Support Contacts

  SAP and COMMERCE ONE have defined support contacts for general information exchange and escalations. The contacts are listed in Appendix D.

Term

  This agreement is valid unless SAP and COMMERCE ONE mutually agree to change this agreement. Changes of the agreement require a written notification of 30 days.

Support Agreement SAP/COMMERCE ONE

Senior Vice President SAP Support Dr. Uwe Hommel
Date and Place	SAP AG
Member of board Gerhard Oswald
Date and Place	SAP AG
President Mayur Shah
Date and Place	SAPMarkets
Vice-President Technical Support Tony Sung
Date and Place	COMMERCE ONE

Support Agreement SAP/COMMERCE ONE

Appendix A: Products and Support Responsibilities

[****]

Support Agreement SAP/COMMERCE ONE

Appendix B: Component List

The components list will be updated in a regular basis in coordination with development and the affected support organization.

[****]

Support Agreement SAP/COMMERCE ONE

Appendix C: Minimum set of training

Training	Provided by SAP	Provided by COMMERCE ONE
[****]	[****]	[****]

Support Agreement SAP/COMMERCE ONE

Appendix D: Support Contacts

SAPMarkets

    [****]

SAP

    [****]

COMMERCE ONE

    [****]

[****] Confidential Treatment Requested. The confidential portions have been filed separately with the Securities & Exchange Commission.

QuickLinks

  Exhibit 10.23
STRATEGIC ALLIANCE AGREEMENT AMENDMENT 3
STRATEGIC ALLIANCE AGREEMENT AMENDMENT 3 Exhibit A
STRATEGIC ALLIANCE AGREEMENT AMENDMENT 3 Exhibit B
MarketSet Minimum Royalties (see sheet 1 of attached spreadsheet)
STRATEGIC ALLIANCE AGREEMENT AMENDMENT 3 Exhibit C
Example of Exchange Engine Royalty Calculation (see sheet 2 of attached spreadsheet)
Exhibit C to Amendment Number 3
Example for Calculation of Exchange Engine Royalties
Exhibit F: Support Agreement